                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                  FORM 8-K/A


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  AUGUST 28, 1996


                        COOPER & CHYAN TECHNOLOGY, INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


                                   DELAWARE
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

          0-26750                                        77-049778
  ------------------------                  ---------------------------------
  (Commission File Number)                  (IRS Employer Identification No.)


    1601 SOUTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA              95014
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                      (Zip Code)

                                (408) 366-6966
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

This report on Form 8-K/A consists of 166 sequentially numbered pages. The exhibit index is located at sequentially numbered page 14.

                                                            Page 1 of 166 Pages

                   INFORMATION TO BE INCLUDED IN THE REPORT
                   ----------------------------------------

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

          On August 28, 1996, Cooper & Chyan Technology, Inc., a Delaware corporation ("Registrant" or "CCT"), acquired control of UniCAD, Inc., a
              ----------      ---
Massachusetts corporation ("UniCAD"), pursuant to the merger ("Merger") of
                            ------                             ------
Registrant's wholly-owned subsidiary, CCT Acquisition Corp., a Massachusetts corporation ("CCT Sub"), into UniCAD. The Merger was effected pursuant to an
              -------
Agreement of Merger dated as of August 28, 1996 by and among CCT, CCT Sub and UniCAD and an Agreement and Plan of Reorganization dated as of July 22, 1996

("Plan of Reorganization") by and between CCT and UniCAD.  The Merger was
------------------------
accounted for as a "pooling of interests" transaction for accounting purposes and was structured to be a "tax-free" reorganization for federal income tax purposes. The directors and executive officers of Registrant were not changed as a result of the Merger. Prior to the Merger, UniCAD was in the business of marketing, distributing and supporting design, manufacturing and analysis tools in the electronic design automation market. Now that the Merger has been consummated, UniCAD will continue its historical business.

          Pursuant to the terms of the Plan of Reorganization, each share of UniCAD Common Stock ("UniCAD Common Stock") issued and outstanding immediately
                      -------------------
prior to the effective time of the Merger was exchanged for approximately
0.496208749 shares of Registrant's Common Stock. No fractional shares of CCT Common Stock will be issued in connection with the Merger, but in lieu thereof each holder of UniCAD Common Stock who would otherwise be entitled to receive a fraction of a share of CCT Common Stock, after aggregating all shares of CCT Common Stock to be received by such holder, will receive from CCT, promptly after the Effective Time, an amount of cash equal to the last sales price of the CCT Common Stock on the last trading day immediately preceding the Effective Time multiplied by the fraction of a share of CCT Common Stock to which such holder would otherwise be entitled.

          By virtue of the Merger and without the need for any further action on the part of any holders thereof, each issued and outstanding option immediately outstanding prior to the effective of the Merger to purchase shares of UniCAD Common Stock (a "UniCAD Option") was assumed by CCT and converted into an option
                 -------------
to purchase that number of shares of Registrant's Common Stock determined by multiplying the number of shares of UniCAD Common Stock subject to such UniCAD Option immediately prior to the effective time of the Merger by 0.496208749, subject to rounding down to eliminate fractional options, at an exercise price per share of Registrant's Common Stock equal to the exercise price per share of UniCAD Common Stock that was in effect for such UniCAD Option immediately prior to the effective time divided by 0.496208749, subject to rounding up to the nearest whole cent. Pursuant to these exchange ratios, in the Merger a total of 389,462 shares of Registrant's Common Stock were issued in exchange for all the issued and outstanding shares of UniCAD's capital stock and options to purchase a total of 71,273 shares of Registrant's Common Stock were assumed by Registrant in exchange for all issued and outstanding UniCAD Options.

          The exchange ratio was determined on the basis of, among other things
(i) a comparison of certain financial and stock market information for Registrant and certain financial information for UniCAD with similar types of information for certain other companies in businesses similar to those of Registrant and UniCAD; and (ii) discussions between senior management of Registrant and UniCAD regarding the business and prospects of their respective companies.

          The shares of Registrant's Common Stock received by the former UniCAD stockholders have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon the exemption from registration
              --------
provided by Section 3(a)(10) thereof.

          Pursuant to the terms of the Plan of Reorganization, CCT, Richard Goodkin as the representative of the UniCAD stockholders and an independent escrow agent entered into an escrow agreement, pursuant to which ten percent (10%) of the shares of CCT Common Stock that were issued in the Merger to the UniCAD stockholders were placed, and ten percent (10%) of any CCT Common Stock issued upon exercise of any assumed UniCAD Options during the Escrow Period will be placed, in an escrow account to secure and collateralize the indemnification obligations of the UniCAD stockholders to CCT and certain affiliates of CCT.

          Furthermore, the officers, directors, ten percent stockholders and other "affiliates" of UniCAD (within the meaning of Rule 145 or Rule 405 of the Securities Act) were obligated to each enter into an affiliates agreement, primarily to agree to abide by certain restrictions on the transfer of the securities of CCT and UniCAD to help assure (i) compliance with certain securities laws; (ii) the tax-free treatment of the Merger, and (iii) the ability of CCT to treat the Merger as a "pooling of interests" for accounting purposes.

          Contemporaneously with the Merger, Scott McLellan, Steven Lui, and certain other employees of UniCAD, entered into employment and noncompetition agreements with UniCAD, as the surviving corporation in the Merger. Mr. McLellan and Mr. Lui were officers and directors of UniCAD immediately prior to the effective time of the Merger.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.
     --------------------------------------------

          See Exhibit 20.1 for UniCAD's financial statements.

(b)  Pro Forma Financial Information.
     --------------------------------

          The following pro forma financial information is being filed herewith:

  The following unaudited pro forma combined, condensed, consolidated financial statements assume a business combination between CCT and UniCAD accounted for on a pooling of interests basis. The pro forma combined, condensed, consolidated financial statements are based on historical financial statements and the notes thereto of CCT included in the annual report on Form 10-K for the period ended December 31, 1995, the quarterly report on Form 10-Q for the quarter ended June 30, 1996 and the historical financial statements and notes thereto of UniCAD included herein. The CCT historical financial statement data for the six months ended June 30, 1995 and 1996 and the UniCAD historical financial statements for the six months ended March 31, 1995 and June 30, 1996 have been prepared on the same basis as the audited financial statements of CCT and, in the opinion of management, contain all adjustments necessary for a fair presentation of the results of operations for such periods.

  The pro forma combined, condensed, consolidated balance sheet combines CCT's June 30, 1996 condensed, consolidated balance sheet with UniCAD's June 30, 1996 condensed, consolidated balance sheet, giving effect to the merger as if it had occurred on June 30, 1996. The pro forma combined, condensed, consolidated income statements combine CCT's historical condensed, consolidated income statements for the years ended December 30, 1993, 1994 and 1995 and the unaudited six months ended June 30, 1995 and 1996 with the corresponding UniCAD condensed, consolidated income statements for the period from inception (October 15, 1993) through September 30, 1994, the year ended September 30, 1995 and the unaudited six months to March 31, 1995 and June 30, 1996.

  The pro forma presentation is for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position. The unaudited pro forma combined, condensed, consolidated financial statements do not incorporate any benefits from cost savings or synergies of operations of the combined company.

  CCT and UniCAD estimate they will incur direct transaction costs of approximately $400,000 associated with the Merger which will be charged to operations during the quarter ended September 30, 1996. There can be no assurance that CCT will not incur additional charges in subsequent quarters to reflect costs associated with the Merger or that management will be successful in their efforts to integrate the operations of the two companies.

  These pro forma combined, condensed, consolidated financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of CCT and of UniCAD included herein.

                        COOPER & CHYAN TECHNOLOGY, INC.
          PRO FORMA COMBINED, CONDENSED, CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)

                                                        CCT             UNICAD                         COMBINED
                                                   June 30, 1996    June 30, 1996    Adjustments    June 30, 1996
                                                   -------------    -------------    -----------    -------------
Current Assets
  Cash and cash equivalents                          $ 6,692,886       $  714,887                     $ 7,407,773
  Short term investments                              23,144,006                -                      23,144,006
  Accounts receivable, net                             4,896,008          726,436                       5,622,444
  Deferred income taxes                                  373,525                -                         373,525
  Prepaid expenses and other current assets            1,167,680           28,191                       1,195,871
                                                   -------------    -------------    -----------    -------------
Total current assets                                  36,274,105        1,469,514                      37,743,619

Property and equipment, net                            2,844,155          417,122                       3,261,277
Other assets                                             304,718          183,690                         488,408
                                                   -------------    -------------    -----------    -------------
                                                     $39,422,978       $2,070,326                     $41,493,304
                                                   =============    =============    ===========    =============

Current Liabilities:
  Trade accounts payable                                 561,671           66,228                         627,899
  Accrued salary and employee benefits                 1,414,801          297,445                       1,712,246
  Other accrued liabilities                            1,248,252          491,329        400,215        2,139,796
  Income taxes payable                                     1,471            7,459                           8,930
  Deferred revenue                                     2,119,081          541,805                       2,660,886
                                                   -------------    -------------    -----------    -------------
Total current liabilities                              5,345,276        1,404,266        400,215        7,149,757

  Deferred income taxes                                  238,851                -                         238,851
  Other long term liabilities                                  -           97,454                          97,454
                                                   -------------    -------------    -----------    -------------
                                                         238,851           97,454                         336,305

  Common stock                                           124,610            7,800         (3,928)         128,482
  Additional paid-in capital                          28,681,901           (4,194)         3,928       28,681,635
  Deferred compensation                                 (357,023)               -                        (357,023)
  Retained earnings                                    5,389,362          565,000       (400,215)       5,554,147
                                                   -------------    -------------    -----------    -------------
Total stockholders' equity                            33,838,850          568,606       (400,215)      34,007,241

                                                     $39,422,978       $2,070,326    $         -      $41,493,304
                                                   =============    =============    ===========    =============

                            see accompanying notes

                        COOPER & CHYAN TECHNOLOGY, INC.
         PRO FORMA COMBINED, CONDENSED, CONSOLIDATED INCOME STATEMENT
                                  (Unaudited)

                                                     CCT                 UNICAD               COMBINED
                                                  Year Ended           Year Ended            Year Ended
                                              December 31, 1995    September 30, 1995    December 31, 1995
                                              -----------------    ------------------    -----------------

Revenue
  License                                           $14,703,948            $  956,911          $15,660,859
  Service                                             3,014,125             4,766,754            7,780,879
                                              -----------------    ------------------    -----------------
Total revenue                                        17,718,073             5,723,665           23,441,738

Costs and expenses
  Cost of license revenue                               739,604               417,497            1,157,101
  Cost of service revenue                               269,999               575,947              845,946
  Research and development                            4,729,870             1,163,062            5,892,932
  Sales and marketing                                 8,349,183             1,851,327           10,200,510
  General and administrative                          2,354,037             1,171,544            3,525,581
                                              -----------------    ------------------    -----------------

Total costs and expenses                             16,442,693             5,179,377           21,622,070
                                              -----------------    ------------------    -----------------

Income from operations                                1,275,380               544,288            1,819,668

Interest income                                         222,237                 8,357              230,594
Interest expense                                        (17,925)                    -              (17,925)
Other income (expense), net                             (31,272)               (6,391)             (37,663)
                                              -----------------    ------------------    -----------------

Income before provision for income taxes              1,448,420               546,254            1,994,674

Provision for income taxes                              472,987               192,800              665,787
                                              -----------------    ------------------    -----------------

Net income                                          $   975,433            $  353,454          $ 1,328,887
                                              =================    ==================    =================

Net income per share                                      $0.08                 $0.38                $0.11
                                              =================    ==================    =================

Shares used in computing per share amounts           11,854,135               935,825           12,271,502
                                              =================    ==================    =================

                            see accompanying notes

                        COOPER & CHYAN TECHNOLOGY, INC.
         PRO FORMA COMBINED, CONDENSED, CONSOLIDATED INCOME STATEMENT
                                  (Unaudited)

                                                       CCT                 UNICAD               COMBINED
                                                    Year Ended           Year Ended            Year Ended
                                                December 31, 1994    September 30, 1994    December 31, 1994
                                                -----------------    ------------------    -----------------
Revenue
  License                                             $ 9,348,377            $  176,699          $ 9,525,076
  Service                                               1,483,879             4,536,180            6,020,059
                                                -----------------    ------------------    -----------------

Total revenue                                          10,832,256             4,712,879           15,545,135
                                                -----------------    ------------------    -----------------

Costs and expenses
  Cost of license revenue                                 545,296               305,381              850,677
  Cost of service revenue                                 164,704               610,101              774,805
  Research and development                              4,260,759             1,054,592            5,315,351
  Sales and marketing                                   3,843,991             1,315,260            5,159,251
  General and administrative                              948,068               959,758            1,907,826
  Writeoffs related to investee company                   434,490                                    434,490
                                                -----------------    ------------------    -----------------

Total costs and expenses                               10,197,308             4,245,092           14,442,400
                                                -----------------    ------------------    -----------------

Income from operations                                    634,948               467,787            1,102,735

Interest income                                            12,808                 1,565               14,373
Interest expense                                           (5,134)                    -               (5,134)
Other income (expense), net                                (2,287)              (20,049)             (22,336)
Equity in losses of investee company                      (87,100)                    -              (87,100)
                                                -----------------    ------------------    -----------------
Income before provision for income taxes                  553,235               449,303            1,002,538

Provision for income taxes                                193,632               165,701              359,333
                                                -----------------    ------------------    -----------------
Net income                                            $   359,603            $  283,602          $   643,205
                                                =================    ==================    =================

Net income per share                                        $0.03                 $0.39                $0.06
                                                =================    ==================    =================

Shares used in computing per share amounts             10,632,543               719,178           10,989,405
                                                =================    ==================    =================

                            see accompanying notes

                        COOPER & CHYAN TECHNOLOGY, INC.
         PRO FORMA COMBINED, CONDENSED, CONSOLIDATED INCOME STATEMENT
                                  (Unaudited)


                                                        CCT                 UNICAD              COMBINED
                                                     Year Ended           Year Ended           Year Ended
                                                 December 31, 1993    September 30, 1993   December 31, 1993
                                                 -----------------    ------------------   -----------------
Revenue
  License                                             $  6,263,681           $         -         $ 6,263,681
  Service                                                1,030,764                     -           1,030,764
                                                 -----------------    ------------------   -----------------

Total revenue                                            7,294,445                     -           7,294,445
                                                 -----------------    ------------------   -----------------

Costs and expenses
  Cost of license revenue                                  259,541                     -             259,541
  Cost of service revenue                                   92,848                     -              92,848
  Research and development                               3,297,544                     -           3,297,544
  Sales and marketing                                    1,490,117                     -           1,490,117
  General and administrative                               488,067                     -             488,067
                                                 -----------------    ------------------   -----------------

Total costs and expenses                                 5,628,117                     -           5,628,117
                                                 -----------------    ------------------   -----------------

Income from operations                                   1,666,328                     -           1,666,328

Interest income                                             15,761                                    15,761
Interest expense                                            (5,058)                                   (5,058)
Other income (expense), net                                      -                     -                   -
Equity in losses of investee company                       (32,046)                                  (32,046)
                                                 -----------------    ------------------   -----------------

Income before provision for income taxes                 1,644,985                     -           1,644,985

Provision for income taxes                                 603,217                     -             603,217
                                                 -----------------    ------------------   -----------------

Net income                                             $ 1,041,768           $         -         $ 1,041,768
                                                 =================    ==================   =================

Net income per share                                   $      0.10           $         -         $      0.10
                                                 =================    ==================   =================

Shares used in computing per share amounts              10,134,829                     -          10,134,829
                                                 =================    ==================   =================

                            see accompanying notes

                        COOPER & CHYAN TECHNOLOGY, INC.
         PRO FORMA COMBINED, CONDENSED, CONSOLIDATED INCOME STATEMENT
                                  (Unaudited)

                                                        CCT               UNICAD             COMBINED
                                                 Six Months Ended    Six Months Ended    Six Months Ended
                                                   June 30, 1996       June 30, 1996       June 30, 1996
                                                 ----------------    ----------------    ----------------
Revenue
  License                                             $10,837,259          $  397,188         $11,234,447
  Service                                               2,584,000           2,425,149           5,009,149
                                                 ----------------    ----------------    ----------------

Total revenue                                          13,421,259           2,822,337          16,243,596
                                                 ----------------    ----------------    ----------------

Costs and expenses
  Cost of license revenue                                 500,165             289,531             789,696
  Cost of service revenue                                 240,759             192,209             432,968
  Research and development                              2,921,701             634,855           3,556,556
  Sales and marketing                                   5,389,257           1,228,646           6,617,903
  General and administrative                            1,618,215             567,521           2,185,736
                                                 ----------------    ----------------    ----------------

Total costs and expenses                               10,670,097           2,912,762          13,582,859
                                                 ----------------    ----------------    ----------------

Income from operations                                  2,751,162             (90,425)          2,660,737

Interest income                                           476,653               4,524             481,177
Interest expense                                           (1,988)            (10,049)            (12,037)
Other income (expense), net                                39,460              27,849              67,309
                                                 ----------------    ----------------    ----------------

Income before provision for income taxes                3,265,287             (68,101)          3,197,186

Provision for income taxes                              1,110,197               3,264           1,113,461
                                                 ----------------    ----------------    ----------------

Net income (loss)                                     $ 2,155,090          $  (71,365)        $ 2,083,725
                                                 ================    ================    ================

Net income/(loss) per share                           $      0.16          $    (0.07)        $      0.15
                                                 ================    ================    ================

Shares used in computing per share amounts             13,826,765             959,287          14,279,259
                                                 ================    ================    ================

                            see accompanying notes

                        COOPER & CHYAN TECHNOLOGY, INC.
         PRO FORMA COMBINED, CONDENSED, CONSOLIDATED INCOME STATEMENT
                                  (Unaudited)

                                                        CCT               UNICAD             COMBINED
                                                 Six Months Ended    Six Months Ended    Six Months Ended
                                                   June 30, 1995      March 30, 1995       June 30, 1995
                                                 ----------------    ----------------    ----------------
Revenue
       License                                        $ 5,854,009         $   519,872         $ 6,373,881
       Service                                          1,024,000           2,460,082           3,484,082
                                                 ----------------    ----------------    ----------------

Total revenue                                           6,878,009           2,979,954           9,857,963
                                                 ----------------    ----------------    ----------------

Costs and expenses
       Cost of license revenue                            271,880             243,970             515,850
       Cost of service revenue                            120,849             286,590             407,439
       Research and development                         2,057,970             605,636           2,663,606
       Sales and marketing                              3,412,970             699,586           4,112,556
       General and administrative                         962,056             419,540           1,381,596
                                                 ----------------    ----------------    ----------------

Total costs and expenses                                6,825,725           2,255,322           9,081,047
                                                 ----------------    ----------------    ----------------

Income from operations                                     52,284             724,632             776,916

Interest income                                            32,063              13,006              45,069
Interest expense                                          (13,125)            (15,075)            (28,200)
Other income (expense), net                                 2,287               1,549               3,836
                                                 ----------------    ----------------    ----------------

Income before provision for income taxes                   73,509             724,112             797,621

Provision for income taxes                                 28,987             246,406             275,393
                                                 ----------------    ----------------    ----------------

Net income                                            $    44,522         $   477,706         $   522,228
                                                 ================    ================    ================

Net income per share                                  $      0.00         $      0.60         $      0.04
                                                 ================    ================    ================

Shares used in computing per share amounts             11,471,000             792,228          11,881,100
                                                 ================    ================    ================

                            see accompanying notes

  NOTES TO PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS:

  (UNAUDITED)

  PERIODS COMBINED

  The CCT pro forma combined, condensed, consolidated income statements for the years ended December 31, 1993, 1994 and 1995 and the six months ended June 30, 1995 and June 30, 1996 have been combined with the UniCAD condensed, consolidated income statements for the period from inception (October 15, 1993) through September 30, 1994, the year ended September 30, 1995 and the six months ended March 31, 1995 and June 30, 1996, respectively, giving effect to the Merger as if it had occurred at the beginning of the earliest period presented.

  The CCT pro forma combined, condensed, consolidated balance sheet as of June 30, 1996 has been combined with the UniCAD condensed, consolidated balance sheet as of the same date giving effect to the merger as if it had occurred on June 30, 1996.

 BASIS OF PRESENTATION

 Pro Forma Basis of Presentation
 -------------------------------

  The pro forma combined, condensed, consolidated financial statements reflect the issuance of 389,462 shares of CCT Common Stock for all of the outstanding shares of UniCAD Common Stock in connection with the Merger, which resulted in an exchange ratio of 0.496208749:1 share of CCT Common Stock for each share of UniCAD Common Stock.

 Merger Transaction Costs
 ------------------------

  CCT and UniCAD estimate they will incur direct transaction costs of approximately $400,000 associated with the Merger, consisting of transaction fees for investment bankers, attorneys, accountants and other related charges. The nonrecurring costs will be charged to operations in the fiscal quarter ended September 30, 1996. The nonrecurring costs are reflected in the pro forma condensed, consolidated balance sheet as a reduction to retained earnings and an increase to accrued liabilities, but have not been reflected in the pro forma combined, condensed, consolidated income statements.

 PRO FORMA PROFIT PER SHARE

  The pro forma profit per share is based on the combined weighted average number of common and dilutive common equivalent shares of CCT Common Stock and UniCAD Common Stock outstanding for each period, using the exchange ratio based on the issuance of 389,462 shares of CCT for all of the outstanding shares of UniCAD Common Stock and all of the outstanding options to purchase UniCAD Common Stock as of August 28, 1996. Pursuant to the Securities and Exchange Commission Staff Accounting Bulletins and Staff Policy, such computations include all common and common equivalent shares issued within 12 months of the

Initial Public Offering date as if they were outstanding for all periods presented using the treasury stock method.

 CONFORMING AND PRO FORMA ADJUSTMENTS

  There were no significant adjustments required to conform the accounting policies of CCT and UniCAD. Certain amounts have been reclassified to conform with the CCT financial statement presentation. There have been no significant intercompany transactions.

(c)  Exhibits.
     --------

     The following exhibits are filed herewith:

      2.01 Agreement and Plan of Reorganization dated as of July 22, 1996 by and between Registrant, CCT Acquisition Corp. and UniCAD.**

      2.02 Agreement of Merger dated as of August 28, 1996 by and among Registrant, CCT Acquisition Corp. and UniCAD./(1)/

     20.01 UniCAD, Inc. audited financial statements at September 30, 1994 and 1995 and the unaudited financial statements at June 1995 and June 1996./(2)/

     23.01 Consent of Deloitte Touche Tohmatsu International, independent auditors./(2)/
____________
(1)  Previously filed with Form 8-K filed on September 12, 1996.
(2)  Filed herewith.

** Confidential treatment has been requested for certain portions of this document. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COOPER & CHYAN TECHNOLOGY, INC.



Date:  November 12, 1996                   By /s/ Robert D. Selvi
                                              -------------------
                                              Robert D. Selvi
                                              Chief Financial Officer

                               INDEX TO EXHIBITS

Exhibit
Number                 Description of Exhibit
-------                ----------------------
  2.01    Agreement and Plan of Reorganization dated as of July 22, 1996 by and between Registrant, CCT Acquisition Corp. and UniCAD.**

  2.02 Agreement of Merger dated as of August 28, 1996 by and among Registrant, CCT Acquisition Corp. and UniCAD./(1)/

 20.01    UniCAD, Inc. audited financial statements at September 30, 1994 and
          1995 and the unaudited financial statements at June 1995 and June
          1996./(2)/

 23.01 Consent of Deloitte Touche Tohmatsu International, independent auditors./(2)/

_________________
(1)  Previously filed with Form 8-K filed on September 12, 1996.
(2)  Filed herewith.

** Confidential treatment has been requested for certain portions of this document. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.